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                                                                 Exhibit 10.60.2

                                                                  EXECUTION COPY


         AMENDMENT NO. 2, dated as of March 18, 2001 (this "AMENDMENT"), to the Debt Service Reserve Guarantee, dated as of March 18, 1999 (the "GUARANTEE"), made by EDISON MISSION ENERGY, a California corporation (the "GUARANTOR"), in favor of UNITED STATES TRUST COMPANY OF NEW YORK, as Collateral Agent (in such capacity, the "COLLATERA1 AGENT") for certain senior secured creditors of Edison Mission Holdings Co., a California corporation (the "BORROWER").


                                    RECITALS


         A. The Borrower has entered into a Credit Agreement, dated as of March 18, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the loans made thereunder, the "LOANS"), with certain financial institutions (collectively, the "LENDERS") and Citicorp USA, Inc., as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

         B. Under Section 8.2.7 of the Credit Agreement, the Borrower has agreed not to make any Restricted Payments (as therein defined) unless, INTER ALIA, the Debt Service Reserve Requirement (as therein defined) is satisfied.

         C. The Debt Service Reserve Requirement may be satisfied by cash, certain letters of credit, a guarantee by the Guarantor or a combination thereof.

         D. In connection with the issuance by the Borrower of $300 million in aggregate principal amount of Senior Secured Bonds due 2019 and $530 million in aggregate principal amount of Senior Secured Bonds due 2026 (collectively, the "BONDS"; the trustee to the holders thereof, the "TRUSTEE"), the parties thereto have entered into Amendment No. 1, dated as May 27, 1999, pursuant to which the Guarantee Amount has been reduced to U.S. $3,000,000).

         E. The Guarantor has requested, and, upon this Amendment becoming effective, the Collateral Agent has agreed, that the amount of the guarantee

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provided for in the Guarantee be amended in the manner provided for in this
Amendment.

         NOW, THEREFORE, the parties hereto hereby agree as follows:


                  1. AMENDMENTS.

                  1.1 AMENDMENT OF DEFINITIONS. The definition of the term "Guarantee Cap" contained in Section 1(b) of the Guarantee is hereby amended by deleting the current definition in its entirety and substituting in lieu thereof the following:

                  "GUARANTEE AMOUNT" means nine million U.S. Dollars (U.S.$9,000,000).

                  1.2 AMENDMENT OF SECTION 2. Section 2(a) of the Guarantee is hereby amended by deleting the phrase "during any Fiscal Quarter shall in no event exceed the Guarantee Amount for such Fiscal Quarter" at the end of the second sentence of Section 2(a) of the Guarantee and replacing it with the following:

                  "shall in no event exceed the Guarantee Amount".

                  2. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this letter by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                  3. LIMITED EFFECT. Except as expressly provided herein, all of the terms and provisions of the Guarantee are and shall remain in full force and effect.

                  4. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  5. CONDITIONS TO EFFECTIVENESS. The amendment provided for herein shall become effective on the date the Collateral Agent shall have received


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counterparts of this Amendment duly executed and delivered by the Guarantor and consented to by the Administrative Agent and the Trustee.

                  6. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.






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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                          EDISON MISSION ENERGY


                          By: /s/ Steven D. Eisenberg
                             -----------------------------------------
                               Name: Steven D. Eisenberg
                               Title: Vice President


                          UNITED STATES TRUST COMPANY OF
                          NEW YORK, as Collateral Agent


                          By: /s/ Christopher J. Grell
                              -----------------------------------------
                               Name: Christopher J. Grell
                               Title: Assistant Vice President


Acknowledged and Consented to by:


CITICORP USA, INC., as Administrative Agent


By: /s/ Roderick Guerin
   ----------------------------------------------
      Name: Roderick Guerin
      Title: Vice President


UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


By: /s/ Christopher J. Grell
   --------------------------------------------------
      Name: Christopher J. Grell
      Title: Assistant Vice President


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